Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2018

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2018 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2018 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2018	2018	2018	2018	2017	2018	2017			2018 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2018	2017	2017
Income Statement
Net interest income	$5,820	$5,786	$5,551	$5,718	$5,813	1%	—	$22,875	$22,460	2%
Non-interest income	1,193	1,176	1,641	1,191	1,200	1	(1)%	5,201	4,777	9
Total net revenue(1)	7,013	6,962	7,192	6,909	7,013	1	—	28,076	27,237	3
Provision for credit losses	1,638	1,268	1,276	1,674	1,926	29	(15)	5,856	7,551	(22)
Non-interest expense:
Marketing	831	504	425	414	460	65	81	2,174	1,670	30
Operating expenses	3,301	3,269	2,999	3,159	3,319	1	(1)	12,728	12,524	2
Total non-interest expense	4,132	3,773	3,424	3,573	3,779	10	9	14,902	14,194	5
Income from continuing operations before income taxes	1,243	1,921	2,492	1,662	1,308	(35)	(5)	7,318	5,492	33
Income tax provision (benefit)	(21)	420	575	319	2,170	**	**	1,293	3,375	(62)
Income (loss) from continuing operations, net of tax	1,264	1,501	1,917	1,343	(862)	(16)	**	6,025	2,117	185
Income (loss) from discontinued operations, net of tax	(3)	1	(11)	3	(109)	**	(97)	(10)	(135)	(93)
Net income (loss)	1,261	1,502	1,906	1,346	(971)	(16)	**	6,015	1,982	**
Dividends and undistributed earnings allocated to participating securities(2)	(9)	(9)	(12)	(10)	(1)	—	**	(40)	(13)	**
Preferred stock dividends	(80)	(53)	(80)	(52)	(80)	51	—	(265)	(265)	—
Net income (loss) available to common stockholders	$1,172	$1,440	$1,814	$1,284	$(1,052)	(19)	**	$5,710	$1,704	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$2.50	$3.01	$3.76	$2.63	$(1.95)	(17)%	**	$11.92	$3.80	**
Income (loss) from discontinued operations	(0.01)	—	(0.02)	0.01	(0.22)	**	(95)%	(0.02)	(0.28)	(93)%
Net income (loss) per basic common share	$2.49	$3.01	$3.74	$2.64	$(2.17)	(17)	**	$11.90	$3.52	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.49	$2.99	$3.73	$2.61	$(1.95)	(17)	**	$11.84	$3.76	**
Income (loss) from discontinued operations	(0.01)	—	(0.02)	0.01	(0.22)	**	(95)	(0.02)	(0.27)	(93)
Net income (loss) per diluted common share	$2.48	$2.99	$3.71	$2.62	$(2.17)	(17)	**	$11.82	$3.49	**
Weighted-average common shares outstanding (in millions):
Basic	470.0	477.8	485.1	486.9	485.7	(2)	(3)	479.9	484.2	(1)
Diluted	472.7	480.9	488.3	490.8	485.7	(2)	(3)	483.1	488.6	(1)
Common shares outstanding (period-end, in millions)	467.7	473.7	478.4	485.9	485.5	(1)	(4)	467.7	485.5	(4)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.60	$1.60	—
Tangible book value per common share (period-end)(3)	69.20	66.15	63.86	61.29	60.28	5	15	69.20	60.28	15

						2018 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2018	2018	2018	2018	2017	2018	2017			2018 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2018	2017	2017
Balance Sheet (Period-End)
Loans held for investment	$245,899	$238,761	$236,124	$248,256	$254,473	3%	(3)%	$245,899	$254,473	(3)%
Interest-earning assets	341,293	331,293	332,167	332,251	334,124	3	2	341,293	334,124	2
Total assets	372,538	362,909	363,989	362,857	365,693	3	2	372,538	365,693	2
Interest-bearing deposits	226,281	222,356	222,605	224,671	217,298	2	4	226,281	217,298	4
Total deposits	249,764	247,195	248,225	250,847	243,702	1	2	249,764	243,702	2
Borrowings	58,905	52,205	53,310	50,693	60,281	13	(2)	58,905	60,281	(2)
Common equity	47,307	46,277	45,566	44,842	44,370	2	7	47,307	44,370	7
Total stockholders’ equity	51,668	50,638	49,926	49,203	48,730	2	6	51,668	48,730	6
Balance Sheet (Average Balances)
Loans held for investment	$241,371	$236,766	$240,758	$249,726	$252,566	2%	(4)%	$242,118	$245,565	(1)%
Interest-earning assets	334,714	330,272	333,495	330,183	330,742	1	1	332,738	322,330	3
Total assets	365,243	360,937	363,929	362,049	363,045	1	1	363,036	354,924	2
Interest-bearing deposits	222,827	221,431	223,079	219,670	215,258	1	4	221,760	213,949	4
Total deposits	247,663	246,720	248,790	245,270	241,562	—	3	247,117	239,882	3
Borrowings	53,994	51,684	52,333	54,588	58,109	4	(7)	53,144	53,659	(1)
Common equity	46,753	46,407	45,466	44,670	46,350	1	1	45,831	45,170	1
Total stockholders’ equity	51,114	50,768	49,827	49,031	50,710	1	1	50,192	49,530	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2018 Q4 vs.				Year Ended December 31,
(Dollars in millions, except as noted)	2018	2018	2018	2018	2017	2018		2017				2018 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2018	2017	2017
Performance Metrics
Net interest income growth (period over period)	1%	4%	(3)%	(2)%	2%	**		**		2%	8%	**
Non-interest income growth (period over period)	1	(28)	38	(1)	(7)	**		**		9	3	**
Total net revenue growth (period over period)	1	(3)	4	(1)	—	**		**		3	7	**
Total net revenue margin(4)	8.38	8.43	8.63	8.37	8.48	(5	)bps	(10	)bps	8.44	8.45	(1	)bps
Net interest margin(5)	6.96	7.01	6.66	6.93	7.03	(5)		(7)		6.87	6.97	(10)
Return on average assets	1.38	1.66	2.11	1.48	(0.95)	(28)		233		1.66	0.60	106
Return on average tangible assets(6)	1.44	1.74	2.20	1.55	(0.99)	(30)		243		1.73	0.62	111
Return on average common equity(7)	10.05	12.40	16.06	11.47	(8.14)	(2)%		18%		12.48	4.07	8%
Return on average tangible common equity(8)	14.78	18.32	23.99	17.32	(12.12)	(4)		27		18.56	6.16	12
Non-interest expense as a percentage of average loans held for investment	6.85	6.37	5.69	5.72	5.98	48	bps	87	bps	6.15	5.78	37	bps
Efficiency ratio(9)	58.92	54.19	47.61	51.72	53.89	5%		5%		53.08	52.11	1%
Operating efficiency ratio(10)	47.07	46.95	41.70	45.72	47.33	—		—		45.33	45.98	(1)
Effective income tax rate for continuing operations	(1.7)	21.9	23.1	19.2	165.9	(24)		(168)		17.7	61.5	(44)
Employees (in thousands), period-end	47.6	47.6	47.8	47.9	49.3	—		(3)		47.6	49.3	(3)
Credit Quality Metrics
Allowance for loan and lease losses	$7,220	$7,219	$7,368	$7,567	$7,502	—		(4)%		$7,220	$7,502	(4)%
Allowance as a percentage of loans held for investment	2.94%	3.02%	3.12%	3.05%	2.95%	(8	)bps	(1	)bps	2.94%	2.95%	(1	)bps
Net charge-offs	$1,610	$1,425	$1,459	$1,618	$1,828	13%		(12)%		$6,112	$6,562	(7)%
Net charge-off rate(11)	2.67%	2.41%	2.42%	2.59%	2.89%	26	bps	(22	)bps	2.52%	2.67%	(15	)bps
30+ day performing delinquency rate	3.62	3.28	2.88	2.72	3.23	34		39		3.62	3.23	39
30+ day delinquency rate	3.84	3.48	3.05	2.91	3.48	36		36		3.84	3.48	36
Capital Ratios(12)
Common equity Tier 1 capital	11.2%	11.2%	11.1%	10.5%	10.3%	—		90	bps	11.2%	10.3%	90	bps
Tier 1 capital	12.7	12.8	12.6	12.0	11.8	(10	)bps	90		12.7	11.8	90
Total capital	15.1	15.2	15.1	14.5	14.4	(10)		70		15.1	14.4	70
Tier 1 leverage	10.7	10.6	10.3	10.1	9.9	10		80		10.7	9.9	80
Tangible common equity (“TCE”)(13)	9.1	9.0	8.8	8.6	8.3	10		80		9.1	8.3	80

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2018 Q4 vs.		Year Ended December 31,
	2018	2018	2018	2018	2017	2018	2017			2018 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2018	2017	2017
Interest income:
Loans, including loans held for sale	$6,358	$6,247	$5,989	$6,134	$6,133	2%	4%	$24,728	$23,388	6%
Investment securities	627	593	539	452	431	6	45	2,211	1,711	29
Other	63	55	68	51	40	15	58	237	123	93
Total interest income	7,048	6,895	6,596	6,637	6,604	2	7	27,176	25,222	8
Interest expense:
Deposits	756	681	622	539	457	11	65	2,598	1,602	62
Securitized debt obligations	138	127	124	107	91	9	52	496	327	52
Senior and subordinated notes	297	288	289	251	209	3	42	1,125	731	54
Other borrowings	37	13	10	22	34	185	9	82	102	(20)
Total interest expense	1,228	1,109	1,045	919	791	11	55	4,301	2,762	56
Net interest income	5,820	5,786	5,551	5,718	5,813	1	—	22,875	22,460	2
Provision for credit losses	1,638	1,268	1,276	1,674	1,926	29	(15)	5,856	7,551	(22)
Net interest income after provision for credit losses	4,182	4,518	4,275	4,044	3,887	(7)	8	17,019	14,909	14
Non-interest income:
Interchange fees, net	743	714	723	643	665	4	12	2,823	2,573	10
Service charges and other customer-related fees	352	410	391	432	394	(14)	(11)	1,585	1,597	(1)
Net securities gains (losses)	(20)	(196)	(1)	8	1	(90)	**	(209)	65	**
Other	118	248	528	108	140	(52)	(16)	1,002	542	85
Total non-interest income	1,193	1,176	1,641	1,191	1,200	1	(1)	5,201	4,777	9
Non-interest expense:
Salaries and associate benefits	1,345	1,432	1,430	1,520	1,521	(6)	(12)	5,727	5,899	(3)
Occupancy and equipment	610	515	503	490	523	18	17	2,118	1,939	9
Marketing	831	504	425	414	460	65	81	2,174	1,670	30
Professional services	426	275	234	210	274	55	55	1,145	1,097	4
Communications and data processing	326	311	317	306	306	5	7	1,260	1,177	7
Amortization of intangibles	43	44	43	44	61	(2)	(30)	174	245	(29)
Other	551	692	472	589	634	(20)	(13)	2,304	2,167	6
Total non-interest expense	4,132	3,773	3,424	3,573	3,779	10	9	14,902	14,194	5
Income from continuing operations before income taxes	1,243	1,921	2,492	1,662	1,308	(35)	(5)	7,318	5,492	33
Income tax provision (benefit)	(21)	420	575	319	2,170	**	**	1,293	3,375	(62)
Income (loss) from continuing operations, net of tax	1,264	1,501	1,917	1,343	(862)	(16)	**	6,025	2,117	185
Income (loss) from discontinued operations, net of tax	(3)	1	(11)	3	(109)	**	(97)	(10)	(135)	(93)
Net income (loss)	1,261	1,502	1,906	1,346	(971)	(16)	**	6,015	1,982	**
Dividends and undistributed earnings allocated to participating securities(2)	(9)	(9)	(12)	(10)	(1)	—	**	(40)	(13)	**
Preferred stock dividends	(80)	(53)	(80)	(52)	(80)	51	—	(265)	(265)	—
Net income (loss) available to common stockholders	$1,172	$1,440	$1,814	$1,284	$(1,052)	(19)	**	$5,710	$1,704	**

						2018 Q4 vs.		Year Ended December 31,
	2018	2018	2018	2018	2017	2018	2017			2018 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2018	2017	2017
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$2.50	$3.01	$3.76	$2.63	$(1.95)	(17)%	**	$11.92	$3.80	**
Income (loss) from discontinued operations	(0.01)	—	(0.02)	0.01	(0.22)	**	(95)%	(0.02)	(0.28)	(93)%
Net income (loss) per basic common share	$2.49	$3.01	$3.74	$2.64	$(2.17)	(17)	**	$11.90	$3.52	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.49	$2.99	$3.73	$2.61	$(1.95)	(17)	**	$11.84	$3.76	**
Income (loss) from discontinued operations	(0.01)	—	(0.02)	0.01	(0.22)	**	(95)	(0.02)	(0.27)	(93)
Net income (loss) per diluted common share	$2.48	$2.99	$3.71	$2.62	$(2.17)	(17)	**	$11.82	$3.49	**
Weighted-average common shares outstanding (in millions):
Basic common shares	470.0	477.8	485.1	486.9	485.7	(2)	(3)	479.9	484.2	(1)
Diluted common shares	472.7	480.9	488.3	490.8	485.7	(2)	(3)	483.1	488.6	(1)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2018 Q4 vs.
	2018	2018	2018	2018	2017	2018	2017
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,768	$4,547	$4,499	$4,220	$4,458	5%	7%
Interest-bearing deposits and other short-term investments	8,418	6,335	7,774	9,788	9,582	33	(12)
Total cash and cash equivalents	13,186	10,882	12,273	14,008	14,040	21	(6)
Restricted cash for securitization investors	303	746	1,023	309	312	(59)	(3)
Investment securities:
Securities available for sale	46,150	47,384	50,691	47,155	37,655	(3)	23
Securities held to maturity	36,771	34,631	33,464	23,075	28,984	6	27
Total investment securities	82,921	82,015	84,155	70,230	66,639	1	24
Loans held for investment:
Unsecuritized loans held for investment	211,702	204,796	201,222	213,313	218,806	3	(3)
Loans held in consolidated trusts	34,197	33,965	34,902	34,943	35,667	1	(4)
Total loans held for investment	245,899	238,761	236,124	248,256	254,473	3	(3)
Allowance for loan and lease losses	(7,220)	(7,219)	(7,368)	(7,567)	(7,502)	—	(4)
Net loans held for investment	238,679	231,542	228,756	240,689	246,971	3	(3)
Loans held for sale, at lower of cost or fair value	1,192	1,402	1,480	1,498	971	(15)	23
Premises and equipment, net	4,191	4,149	4,095	4,055	4,033	1	4
Interest receivable	1,614	1,518	1,493	1,496	1,536	6	5
Goodwill	14,544	14,513	14,531	14,536	14,533	—	—
Other assets	15,908	16,142	16,183	16,036	16,658	(1)	(5)
Total assets	$372,538	$362,909	$363,989	$362,857	$365,693	3	2

						2018 Q4 vs.
	2018	2018	2018	2018	2017	2018	2017
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$458	$391	$450	$353	$413	17%	11%
Deposits:
Non-interest-bearing deposits	23,483	24,839	25,620	26,176	26,404	(5)	(11)
Interest-bearing deposits	226,281	222,356	222,605	224,671	217,298	2	4
Total deposits	249,764	247,195	248,225	250,847	243,702	1	2
Securitized debt obligations	18,307	18,649	19,649	18,665	20,010	(2)	(9)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	352	384	553	656	576	(8)	(39)
Senior and subordinated notes	30,826	31,291	32,920	31,051	30,755	(1)	—
Other borrowings	9,420	1,881	188	321	8,940	**	5
Total other debt	40,598	33,556	33,661	32,028	40,271	21	1
Other liabilities	11,743	12,480	12,078	11,761	12,567	(6)	(7)
Total liabilities	320,870	312,271	314,063	313,654	316,963	3	1

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	32,040	31,978	31,868	31,779	31,656	—	1
Retained earnings	35,875	34,883	33,626	31,996	30,700	3	17
Accumulated other comprehensive loss	(1,263)	(1,877)	(1,793)	(1,599)	(926)	(33)	36
Treasury stock, at cost	(14,991)	(14,353)	(13,782)	(12,980)	(12,707)	4	18
Total stockholders’ equity	51,668	50,638	49,926	49,203	48,730	2	6
Total liabilities and stockholders’ equity	$372,538	$362,909	$363,989	$362,857	$365,693	3	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $391 million in Q4 2018, $305 million in Q3 2018, $309 million in Q2 2018, $335 million in Q1 2018 and $377 million in Q4 2017 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(6)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(7)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(8)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(10)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q4 2018 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2018 Q4			2018 Q3			2017 Q4
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$242,534	$6,358	10.49%	$238,150	$6,247	10.49%	$254,080	$6,133	9.66%
Investment securities	83,391	627	3.01	83,894	593	2.83	68,992	431	2.50
Cash equivalents and other	8,789	63	2.87	8,228	55	2.66	7,670	40	2.09
Total interest-earning assets	$334,714	$7,048	8.42	$330,272	$6,895	8.35	$330,742	$6,604	7.99
Interest-bearing liabilities:
Interest-bearing deposits	$222,827	$756	1.36	$221,431	$681	1.23	$215,258	$457	0.85
Securitized debt obligations	18,312	138	2.99	18,917	127	2.68	19,751	91	1.84
Senior and subordinated notes	30,831	297	3.86	31,660	288	3.63	30,020	209	2.78
Other borrowings and liabilities	6,123	37	2.43	3,084	13	1.67	10,355	34	1.31
Total interest-bearing liabilities	$278,093	$1,228	1.77	$275,092	$1,109	1.62	$275,384	$791	1.15
Net interest income/spread		$5,820	6.65		$5,786	6.73		$5,813	6.84
Impact of non-interest-bearing funding			0.31			0.28			0.19
Net interest margin			6.96%			7.01%			7.03%

	Year Ended December 31,
	2018			2017
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$243,371	$24,728	10.16%	$246,613	$23,388	9.48%
Investment securities	79,224	2,211	2.79	68,896	1,711	2.48
Cash equivalents and other	10,143	237	2.33	6,821	123	1.80
Total interest-earning assets	$332,738	$27,176	8.17	$322,330	$25,222	7.82
Interest-bearing liabilities:
Interest-bearing deposits	$221,760	$2,598	1.17	$213,949	$1,602	0.75
Securitized debt obligations	19,014	496	2.61	18,237	327	1.79
Senior and subordinated notes	31,295	1,125	3.60	27,866	731	2.62
Other borrowings and liabilities	4,028	82	2.04	8,917	102	1.14
Total interest-bearing liabilities	$276,097	$4,301	1.56	$268,969	$2,762	1.03
Net interest income/spread		$22,875	6.61		$22,460	6.79
Impact of non-interest-bearing funding			0.26			0.18
Net interest margin			6.87%			6.97%
__________

(1)
Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting. In the first quarter of 2018, we adopted Accounting Standard Update No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. As a result, interest income and interest expense amounts shown above include $1 million and $2 million for Q4 2018, respectively, and $2 million and $38 million for the year ended December 31, 2018, respectively, related to hedge ineffectiveness that was previously included in other non-interest income.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2018 Q4 vs.		Year Ended December 31,
(Dollars in millions, except as noted)	2018 Q4	2018 Q3	2018 Q2	2018 Q1	2017 Q4	2018 Q3	2017 Q4	2018	2017	2018 vs. 2017
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$107,350	$101,564	$100,714	$98,535	$105,293	6%	2%	$107,350	$105,293	2%
International card businesses	9,011	9,121	9,063	9,041	9,469	(1)	(5)	9,011	9,469	(5)
Total credit card	116,361	110,685	109,777	107,576	114,762	5	1	116,361	114,762	1
Consumer banking:
Auto	56,341	56,422	55,781	54,811	53,991	—	4	56,341	53,991	4
Home loan(1)	—	—	—	16,630	17,633	**	**	—	17,633	**
Retail banking	2,864	2,907	2,946	3,233	3,454	(1)	(17)	2,864	3,454	(17)
Total consumer banking	59,205	59,329	58,727	74,674	75,078	—	(21)	59,205	75,078	(21)
Commercial banking:
Commercial and multifamily real estate	28,899	29,064	28,292	27,360	26,150	(1)	11	28,899	26,150	11
Commercial and industrial	41,091	39,325	38,948	38,208	38,025	4	8	41,091	38,025	8
Total commercial lending	69,990	68,389	67,240	65,568	64,175	2	9	69,990	64,175	9
Small-ticket commercial real estate	343	358	369	385	400	(4)	(14)	343	400	(14)
Total commercial banking	70,333	68,747	67,609	65,953	64,575	2	9	70,333	64,575	9
Other loans	—	—	11	53	58	**	**	—	58	**
Total loans held for investment	$245,899	$238,761	$236,124	$248,256	$254,473	3	(3)	$245,899	$254,473	(3)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$103,391	$100,566	$98,895	$100,450	$101,087	3%	2%	$100,832	$94,923	6%
International card businesses	8,958	8,944	8,998	9,052	8,942	—	—	8,988	8,545	5
Total credit card	112,349	109,510	107,893	109,502	110,029	3	2	109,820	103,468	6
Consumer banking:
Auto	56,469	56,297	55,298	54,344	53,747	—	5	55,610	51,477	8
Home loan(1)	—	—	8,098	17,224	18,109	**	**	6,266	19,681	(68)
Retail banking	2,873	2,923	3,084	3,429	3,433	(2)	(16)	3,075	3,463	(11)
Total consumer banking	59,342	59,220	66,480	74,997	75,289	—	(21)	64,951	74,621	(13)
Commercial banking:
Commercial and multifamily real estate	28,855	28,354	27,302	26,542	27,770	2	4	27,771	27,370	1
Commercial and industrial	40,476	39,318	38,686	38,246	39,020	3	4	39,188	39,606	(1)
Total commercial lending	69,331	67,672	65,988	64,788	66,790	2	4	66,959	66,976	—
Small-ticket commercial real estate	349	364	376	393	410	(4)	(15)	371	442	(16)
Total commercial banking	69,680	68,036	66,364	65,181	67,200	2	4	67,330	67,418	—
Other loans	—	—	21	46	48	**	**	17	58	(71)
Total average loans held for investment	$241,371	$236,766	$240,758	$249,726	$252,566	2	(4)	$242,118	$245,565	(1)

						2018 Q4 vs.				Year Ended December 31,
	2018 Q4	2018 Q3	2018 Q2	2018 Q1	2017 Q4	2018 Q3		2017 Q4		2018	2017	2018 vs. 2017
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.64%	4.35%	4.72%	5.26%	5.08%	29	bps	(44	)bps	4.74%	4.99%	(25	)bps
International card businesses	4.22	1.92	4.14	2.49	3.92	230		30		3.19	3.69	(50)
Total credit card(2)	4.61	4.15	4.67	5.03	4.99	46		(38)		4.62	4.88	(26)
Consumer banking:
Auto	1.98	1.73	1.32	1.53	2.12	25		(14)		1.64	1.86	(22)
Home loan(1)	—	—	—	(0.03)	0.23	**		**		(0.02)	0.08	**
Retail banking	2.56	2.62	2.07	1.89	1.94	(6)		62		2.26	1.92	34
Total consumer banking	2.01	1.77	1.19	1.19	1.66	24		35		1.51	1.39	12
Commercial banking:
Commercial and multifamily real estate	(0.01)	0.04	—	—	(0.01)	(5)		—		0.01	—	1
Commercial and industrial	0.17	0.25	(0.07)	0.20	1.47	(8)		(130)		0.14	1.17	(103)
Total commercial lending	0.10	0.16	(0.04)	0.12	0.86	(6)		(76)		0.08	0.69	(61)
Small-ticket commercial real estate	0.13	0.56	(0.40)	(0.18)	(0.05)	(43)		18		0.02	0.24	(22)
Total commercial banking	0.10	0.16	(0.04)	0.11	0.85	(6)		(75)		0.08	0.69	(61)
Total net charge-offs	2.67	2.41	2.42	2.59	2.89	26		(22)		2.52	2.67	(15)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.04%	3.80%	3.32%	3.57%	4.01%	24	bps	3	bps	4.04%	4.01%	3	bps
International card businesses	3.52	3.55	3.39	3.62	3.64	(3)		(12)		3.52	3.64	(12)
Total credit card	4.00	3.78	3.32	3.58	3.98	22		2		4.00	3.98	2
Consumer banking:
Auto	6.95	6.27	5.57	5.15	6.51	68		44		6.95	6.51	44
Home loan(1)	—	—	—	0.20	0.20	**		**		—	0.20	**
Retail banking	1.01	0.80	0.84	0.75	0.76	21		25		1.01	0.76	25
Total consumer banking	6.67	6.01	5.33	3.86	4.76	66		191		6.67	4.76	191
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.25%	0.22%	0.22%	0.25%	0.25%	3	bps	—		0.25%	0.25%	—
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.80	0.70	0.55	0.50	0.70	10		10	bps	0.80	0.70	10	bps
Home loan(1)	—	—	—	0.86	1.00	**		**		—	1.00	**
Retail banking	1.04	1.13	1.15	1.04	1.00	(9)		4		1.04	1.00	4
Total consumer banking	0.81	0.72	0.58	0.61	0.78	9		3		0.81	0.78	3
Commercial banking:
Commercial and multifamily real estate	0.29	0.13	0.01	0.01	0.15	16		14		0.29	0.15	14
Commercial and industrial	0.54	0.55	0.57	0.78	0.63	(1)		(9)		0.54	0.63	(9)
Total commercial lending	0.44	0.37	0.33	0.46	0.43	7		1		0.44	0.43	1
Small-ticket commercial real estate	1.80	1.65	1.18	1.46	1.65	15		15		1.80	1.65	15
Total commercial banking	0.44	0.38	0.34	0.47	0.44	6		—		0.44	0.44	—
Total nonperforming loans	0.33	0.30	0.25	0.32	0.35	3		(2)		0.33	0.35	(2)
Total nonperforming assets	0.35	0.33	0.30	0.35	0.41	2		(6)		0.35	0.41	(6)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of September 30, 2018	$5,116	$404	$5,520	$985	$58	$1,043	$656	$7,219
Charge-offs	(1,503)	(122)	(1,625)	(496)	(22)	(518)	(43)	(2,186)
Recoveries	302	28	330	217	3	220	26	576
Net charge-offs	(1,201)	(94)	(1,295)	(279)	(19)	(298)	(17)	(1,610)
Provision (benefit) for loan and lease losses	1,229	97	1,326	284	19	303	(3)	1,626
Allowance build (release) for loan and lease losses	28	3	31	5	—	5	(20)	16
Other changes(5)	—	(16)	(16)	—	—	—	1	(15)
Balance as of December 31, 2018	5,144	391	5,535	990	58	1,048	637	7,220
Reserve for unfunded lending commitments:
Balance as of September 30, 2018	—	—	—	—	4	4	106	110
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	12	12
Balance as of December 31, 2018	—	—	—	—	4	4	118	122
Combined allowance and reserve as of December 31, 2018	$5,144	$391	$5,535	$990	$62	$1,052	$755	$7,342

	Year Ended December 31, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan(1)	Retail Banking	Total Consumer Banking	Commercial Banking	Other(1)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2017	$5,273	$375	$5,648	$1,119	$58	$65	$1,242	$611	$1	$7,502
Charge-offs	(6,152)	(505)	(6,657)	(1,746)	—	(86)	(1,832)	(119)	(7)	(8,615)
Recoveries	1,370	218	1,588	834	1	16	851	63	1	2,503
Net charge-offs	(4,782)	(287)	(5,069)	(912)	1	(70)	(981)	(56)	(6)	(6,112)
Provision (benefit) for loan and lease losses	4,653	331	4,984	783	(6)	64	841	82	(49)	5,858
Allowance build (release) for loan and lease losses	(129)	44	(85)	(129)	(5)	(6)	(140)	26	(55)	(254)
Other changes(1)(5)	—	(28)	(28)	—	(53)	(1)	(54)	—	54	(28)
Balance as of December 31, 2018	5,144	391	5,535	990	—	58	1,048	637	—	7,220
Reserve for unfunded lending commitments:
Balance as of December 31, 2017	—	—	—	—	—	7	7	117	—	124
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	(3)	(3)	1	—	(2)
Balance as of December 31, 2018	—	—	—	—	—	4	4	118	—	122
Combined allowance and reserve as of December 31, 2018	$5,144	$391	$5,535	$990	$—	$62	$1,052	$755	$—	$7,342

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2018					Year Ended December 31, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income (loss)	$3,617	$1,689	$528	$(14)	$5,820	$14,167	$6,549	$2,152	$7	$22,875
Non-interest income (loss)	886	159	159	(11)	1,193	3,520	663	744	274	5,201
Total net revenue (loss)	4,503	1,848	687	(25)	7,013	17,687	7,212	2,896	281	28,076
Provision (benefit) for credit losses	1,326	303	9	—	1,638	4,984	838	83	(49)	5,856
Non-interest expense	2,496	1,085	434	117	4,132	8,542	4,027	1,654	679	14,902
Income (loss) from continuing operations before income taxes	681	460	244	(142)	1,243	4,161	2,347	1,159	(349)	7,318
Income tax provision (benefit)	160	107	57	(345)	(21)	970	547	270	(494)	1,293
Income from continuing operations, net of tax	$521	$353	$187	$203	$1,264	$3,191	$1,800	$889	$145	$6,025

	Three Months Ended September 30, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,596	$1,636	$539	$15	$5,786
Non-interest income (loss)	893	155	189	(61)	1,176
Total net revenue (loss)	4,489	1,791	728	(46)	6,962
Provision (benefit) for credit losses	1,031	184	54	(1)	1,268
Non-interest expense	2,103	979	408	283	3,773
Income (loss) from continuing operations before income taxes	1,355	628	266	(328)	1,921
Income tax provision (benefit)	315	146	62	(103)	420
Income (loss) from continuing operations, net of tax	$1,040	$482	$204	$(225)	$1,501

	Three Months Ended December 31, 2017					Year Ended December 31, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,568	$1,636	$566	$43	$5,813	$13,648	$6,380	$2,261	$171	$22,460
Non-interest income (loss)	847	179	188	(14)	1,200	3,325	749	708	(5)	4,777
Total net revenue	4,415	1,815	754	29	7,013	16,973	7,129	2,969	166	27,237
Provision for credit losses	1,486	340	100	—	1,926	6,066	1,180	301	4	7,551
Non-interest expense	2,108	1,081	437	153	3,779	7,916	4,233	1,603	442	14,194
Income (loss) from continuing operations before income taxes	821	394	217	(124)	1,308	2,991	1,716	1,065	(280)	5,492
Income tax provision	297	144	79	1,650	2,170	1,071	626	389	1,289	3,375
Income (loss) from continuing operations, net of tax	$524	$250	$138	$(1,774)	$(862)	$1,920	$1,090	$676	$(1,569)	$2,117

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2018 Q4 vs.				Year Ended December 31,
	2018	2018	2018	2018	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2018	2017	2017
Credit Card
Earnings:
Net interest income	$3,617	$3,596	$3,396	$3,558	$3,568	1%		1%		$14,167	$13,648	4%
Non-interest income	886	893	884	857	847	(1)		5		3,520	3,325	6
Total net revenue	4,503	4,489	4,280	4,415	4,415	—		2		17,687	16,973	4
Provision for credit losses	1,326	1,031	1,171	1,456	1,486	29		(11)		4,984	6,066	(18)
Non-interest expense	2,496	2,103	1,904	2,039	2,108	19		18		8,542	7,916	8
Income from continuing operations before income taxes	681	1,355	1,205	920	821	(50)		(17)		4,161	2,991	39
Income tax provision	160	315	282	213	297	(49)		(46)		970	1,071	(9)
Income from continuing operations, net of tax	$521	$1,040	$923	$707	$524	(50)		(1)		$3,191	$1,920	66
Selected performance metrics:
Period-end loans held for investment	$116,361	$110,685	$109,777	$107,576	$114,762	5		1		$116,361	$114,762	1
Average loans held for investment	112,349	109,510	107,893	109,502	110,029	3		2		109,820	103,468	6
Average yield on loans held for investment(8)	15.63%	15.79%	15.06%	15.24%	15.13%	(16	)bps	50	bps	15.43%	15.21%	22	bps
Total net revenue margin(9)	16.03	16.40	15.87	16.13	16.05	(37)		(2)		16.11	16.40	(29)
Net charge-off rate(2)	4.61	4.15	4.67	5.03	4.99	46		(38)		4.62	4.88	(26)
30+ day performing delinquency rate	4.00	3.78	3.32	3.58	3.98	22		2		4.00	3.98	2
30+ day delinquency rate	4.01	3.80	3.33	3.59	3.99	21		2		4.01	3.99	2
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$105,696	$97,469	$97,392	$86,545	$95,659	8%		10%		$387,102	$336,440	15%

						2018 Q4 vs.				Year Ended December 31,
	2018	2018	2018	2018	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2018	2017	2017
Domestic Card
Earnings:
Net interest income	$3,309	$3,280	$3,108	$3,229	$3,268	1%		1%		$12,926	$12,504	3%
Non-interest income	828	819	818	774	781	1		6		3,239	3,069	6
Total net revenue	4,137	4,099	3,926	4,003	4,049	1		2		16,165	15,573	4
Provision for credit losses	1,229	950	1,094	1,380	1,402	29		(12)		4,653	5,783	(20)
Non-interest expense	2,216	1,890	1,683	1,832	1,880	17		18		7,621	7,078	8
Income from continuing operations before income taxes	692	1,259	1,149	791	767	(45)		(10)		3,891	2,712	43
Income tax provision	162	293	268	184	280	(45)		(42)		907	990	(8)
Income from continuing operations, net of tax	$530	$966	$881	$607	$487	(45)		9		$2,984	$1,722	73
Selected performance metrics:
Period-end loans held for investment	$107,350	$101,564	$100,714	$98,535	$105,293	6		2		$107,350	$105,293	2
Average loans held for investment	103,391	100,566	98,895	100,450	101,087	3		2		100,832	94,923	6
Average yield on loans held for investment(8)	15.58%	15.73%	15.05%	15.10%	15.08%	(15	)bps	50	bps	15.36%	15.16%	20	bps
Total net revenue margin(9)	16.01	16.30	15.88	15.94	16.03	(29)		(2)		16.03	16.41	(38)
Net charge-off rate(2)	4.64	4.35	4.72	5.26	5.08	29		(44)		4.74	4.99	(25)
30+ day delinquency rate	4.04	3.80	3.32	3.57	4.01	24		3		4.04	4.01	3
Purchase volume(10)	$96,818	$89,205	$88,941	$79,194	$87,287	9%		11%		$354,158	$306,824	15%
Refreshed FICO scores:(11)
Greater than 660	67%	67%	68%	66%	66%	—		1		67%	66%	1
660 or below	33	33	32	34	34	—		(1)		33	34	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2018 Q4 vs.				Year Ended December 31,
	2018	2018	2018	2018	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2018	2017	2017
Consumer Banking
Earnings:
Net interest income	$1,689	$1,636	$1,609	$1,615	$1,636	3%		3%		$6,549	$6,380	3%
Non-interest income	159	155	175	174	179	3		(11)		663	749	(11)
Total net revenue	1,848	1,791	1,784	1,789	1,815	3		2		7,212	7,129	1
Provision for credit losses	303	184	118	233	340	65		(11)		838	1,180	(29)
Non-interest expense	1,085	979	963	1,000	1,081	11		—		4,027	4,233	(5)
Income from continuing operations before income taxes	460	628	703	556	394	(27)		17		2,347	1,716	37
Income tax provision	107	146	164	130	144	(27)		(26)		547	626	(13)
Income from continuing operations, net of tax	$353	$482	$539	$426	$250	(27)		41		$1,800	$1,090	65
Selected performance metrics:
Period-end loans held for investment(1)	$59,205	$59,329	$58,727	$74,674	$75,078	—		(21)		$59,205	$75,078	(21)
Average loans held for investment(1)	59,342	59,220	66,480	74,997	75,289	—		(21)		64,951	74,621	(13)
Average yield on loans held for investment(8)	8.14%	8.03%	7.32%	6.86%	6.84%	11	bps	130	bps	7.54%	6.67%	87	bps
Auto loan originations	$5,932	$6,643	$6,994	$6,707	$6,215	(11)%		(5)%		$26,276	$27,737	(5)%
Period-end deposits	198,607	196,635	194,962	193,073	185,842	1		7		198,607	185,842	7
Average deposits	196,348	194,687	193,278	187,785	184,799	1		6		193,053	185,201	4
Average deposits interest rate	1.10%	1.00%	0.88%	0.80%	0.69%	10	bps	41	bps	0.95%	0.62%	33	bps
Net charge-off rate	2.01	1.77	1.19	1.19	1.66	24		35		1.51	1.39	12
30+ day performing delinquency rate	6.67	6.01	5.33	3.86	4.76	66		191		6.67	4.76	191
30+ day delinquency rate	7.36	6.61	5.80	4.27	5.34	75		202		7.36	5.34	202
Nonperforming loan rate(3)	0.81	0.72	0.58	0.61	0.78	9		3		0.81	0.78	3
Nonperforming asset rate(4)	0.90	0.82	0.73	0.70	0.91	8		(1)		0.90	0.91	(1)
Auto—At origination FICO scores:(12)
Greater than 660	50%	50%	50%	51%	51%	—		(1)%		50%	51%	(1)%
621 - 660	19	19	19	18	18	—		1		19	18	1
620 or below	31	31	31	31	31	—		—		31	31	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2018 Q4 vs.				Year Ended December 31,
	2018	2018	2018	2018	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2018	2017	2017
Commercial Banking
Earnings:
Net interest income	$528	$539	$549	$536	$566	(2)%		(7)%		$2,152	$2,261	(5)%
Non-interest income	159	189	209	187	188	(16)		(15)		744	708	5
Total net revenue(6)(7)	687	728	758	723	754	(6)		(9)		2,896	2,969	(2)
Provision (benefit) for credit losses	9	54	34	(14)	100	(83)		(91)		83	301	(72)
Non-interest expense	434	408	409	403	437	6		(1)		1,654	1,603	3
Income from continuing operations before income taxes	244	266	315	334	217	(8)		12		1,159	1,065	9
Income tax provision	57	62	73	78	79	(8)		(28)		270	389	(31)
Income from continuing operations, net of tax	$187	$204	$242	$256	$138	(8)		36		$889	$676	32
Selected performance metrics:
Period-end loans held for investment	$70,333	$68,747	$67,609	$65,953	$64,575	2		9		$70,333	$64,575	9
Average loans held for investment	69,680	68,036	66,364	65,181	67,200	2		4		67,330	67,418	—
Average yield on loans held for investment(6)(8)	4.67%	4.55%	4.43%	4.16%	4.03%	12	bps	64	bps	4.46%	3.87%	59	bps
Period-end deposits	$29,480	$30,474	$31,078	$34,449	$33,938	(3)%		(13)%		$29,480	$33,938	(13)%
Average deposits	30,680	31,061	32,951	34,057	34,117	(1)		(10)		32,175	33,947	(5)
Average deposits interest rate	0.95%	0.79%	0.65%	0.52%	0.46%	16	bps	49	bps	0.72%	0.39%	33	bps
Net charge-off (recovery) rate	0.10	0.16	(0.04)	0.11	0.85	(6)		(75)		0.08	0.69	(61)
Nonperforming loan rate(3)	0.44	0.38	0.34	0.47	0.44	6		—		0.44	0.44	—
Nonperforming asset rate(4)	0.45	0.41	0.37	0.49	0.52	4		(7)		0.45	0.52	(7)
Risk category:(13)
Noncriticized	$68,043	$65,926	$64,923	$62,773	$61,162	3%		11%		$68,043	$61,162	11%
Criticized performing	1,848	2,204	2,088	2,432	2,649	(16)		(30)		1,848	2,649	(30)
Criticized nonperforming	312	259	229	309	284	20		10		312	284	10
PCI loans	130	358	369	439	480	(64)		(73)		130	480	(73)
Total commercial loans	$70,333	$68,747	$67,609	$65,953	$64,575	2		9		$70,333	$64,575	9
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	96.8%	95.9%	96.1%	95.1%	94.7%	90	bps	210	bps	96.8%	94.7%	210	bps
Criticized performing	2.6	3.2	3.1	3.7	4.1	(60)		(150)		2.6	4.1	(150)
Criticized nonperforming	0.4	0.4	0.3	0.5	0.4	—		—		0.4	0.4	—
PCI loans	0.2	0.5	0.5	0.7	0.8	(30)		(60)		0.2	0.8	(60)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2018 Q4 vs.		Year Ended December 31,
	2018	2018	2018	2018	2017	2018	2017			2018 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2018	2017	2017
Other(14)
Earnings:
Net interest income (loss)	$(14)	$15	$(3)	$9	$43	**	**	$7	$171	(96)%
Non-interest income (loss)	(11)	(61)	373	(27)	(14)	(82)%	(21)%	274	(5)	**
Total net revenue (loss)(6)(7)	(25)	(46)	370	(18)	29	(46)	**	281	166	69
Provision (benefit) for credit losses	—	(1)	(47)	(1)	—	**	**	(49)	4	**
Non-interest expense(15)	117	283	148	131	153	(59)	(24)	679	442	54
Income (loss) from continuing operations before income taxes	(142)	(328)	269	(148)	(124)	(57)	15	(349)	(280)	25
Income tax provision (benefit)	(345)	(103)	56	(102)	1,650	**	**	(494)	1,289	**
Income (loss) from continuing operations, net of tax	$203	$(225)	$213	$(46)	$(1,774)	**	**	$145	$(1,569)	**
Selected performance metrics:
Period-end loans held for investment	—	—	$11	$53	$58	**	**	—	$58	**
Average loans held for investment	—	—	21	46	48	**	**	$17	58	(71)
Period-end deposits	$21,677	$20,086	22,185	23,325	23,922	8	(9)	21,677	23,922	(9)
Average deposits	20,635	20,972	22,561	23,428	22,646	(2)	(9)	21,889	20,734	6
Total
Earnings:
Net interest income	$5,820	$5,786	$5,551	$5,718	$5,813	1%	—	$22,875	$22,460	2%
Non-interest income	1,193	1,176	1,641	1,191	1,200	1	(1)%	5,201	4,777	9
Total net revenue	7,013	6,962	7,192	6,909	7,013	1	—	28,076	27,237	3
Provision for credit losses	1,638	1,268	1,276	1,674	1,926	29	(15)	5,856	7,551	(22)
Non-interest expense	4,132	3,773	3,424	3,573	3,779	10	9	14,902	14,194	5
Income from continuing operations before income taxes	1,243	1,921	2,492	1,662	1,308	(35)	(5)	7,318	5,492	33
Income tax provision (benefit)	(21)	420	575	319	2,170	**	**	1,293	3,375	(62)
Income (loss) from continuing operations, net of tax	$1,264	$1,501	$1,917	$1,343	$(862)	(16)	**	$6,025	$2,117	185
Selected performance metrics:
Period-end loans held for investment	$245,899	$238,761	$236,124	$248,256	$254,473	3	(3)	$245,899	$254,473	(3)
Average loans held for investment	241,371	236,766	240,758	249,726	252,566	2	(4)	242,118	245,565	(1)
Period-end deposits	249,764	247,195	248,225	250,847	243,702	1	2	249,764	243,702	2
Average deposits	247,663	246,720	248,790	245,270	241,562	—	3	247,117	239,882	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
In the second quarter of 2018, we sold the substantial majority of our consumer home loan portfolio and the related servicing. We also transferred the remaining consumer home loan portfolio of $398 million to loans held for sale as of June 30, 2018. These actions resulted in a net gain of approximately $400 million in the second quarter of 2018, including a benefit for credit losses of $46 million, which was reflected in the Other category. In the third quarter of 2018, we sold substantially all of the remaining consumer home loan portfolio and recognized a net gain of $99 million in the Other category. In the fourth quarter of 2018, we sold all of the remaining consumer home loan portfolio.

(2)
In August 2018, we accelerated charge-off recognition for certain domestic credit card accounts where the cardholder is deceased. This acceleration led to a one-time increase in net charge-offs of approximately $32 million, increasing the net charge-off rate for total credit card and domestic credit card by approximately 12 basis points and 13 basis points, respectively, for the third quarter of 2018, and 3 basis points for both total credit card and domestic credit card for the year ended December 31, 2018.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(5)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales where applicable.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate (21% and 35% for all periods presented in 2018 and 2017, respectively) and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2018, we made a change in how revenue is measured in our Commercial Banking business to include the tax benefits of losses on certain tax-advantaged investments. These tax benefits are included in revenue on a taxable-equivalent basis within our Commercial Banking business, with an offsetting reduction to the Other category. In addition, all revenue presented on a taxable-equivalent basis in our Commercial Banking business was impacted by the reduction of the federal tax rate set forth in the Tax Act. The net impact of the measurement change and the reduction of the federal tax rate was a decrease of $40 million and $126 million in revenue in our Commercial Banking business in the fourth quarter and year ended December 31, 2018, respectively, with an offsetting impact to the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)
Charges for the impacts of the Tax Act of $1.77 billion were reflected in the Other category of our business segment results for Q4 2017. This amount was a reasonable estimate as of December 31, 2017, and there were no material adjustments made to this amount during the measurement period, which ended in December 2018. The Tax Act refers to the Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on budget for fiscal year 2018 enacted on December 22, 2017.

(15)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Regulatory Capital Metrics
Common equity excluding AOCI	$48,570	$48,154	$47,359	$46,441	$45,296
Adjustments:
AOCI(2)(3)	(1,263)	(1,877)	(1,793)	(1,599)	(808)
Goodwill, net of related deferred tax liabilities	(14,373)	(14,345)	(14,368)	(14,379)	(14,380)
Intangible assets, net of related deferred tax liabilities(3)	(254)	(284)	(328)	(371)	(330)
Other	391	817	735	620	258
Common equity Tier 1 capital	$33,071	$32,465	$31,605	$30,712	$30,036
Tier 1 capital	$37,431	$36,826	$35,965	$35,073	$34,396
Total capital(4)	44,645	43,947	43,082	42,259	41,962
Risk-weighted assets	294,955	288,694	285,223	291,346	292,225
Adjusted average assets(5)	350,606	346,297	349,222	347,287	348,424
Capital Ratios
Common equity Tier 1 capital(6)	11.2%	11.2%	11.1%	10.5%	10.3%
Tier 1 capital(7)	12.7	12.8	12.6	12.0	11.8
Total capital(8)	15.1	15.2	15.1	14.5	14.4
Tier 1 leverage(5)	10.7	10.6	10.3	10.1	9.9
Tangible common equity (“TCE”)(9)	9.1	9.0	8.8	8.6	8.3

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results and provide alternate measurements of our performance, both in the current period and across periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	Three Months Ended				Nine Months Ended				Year Ended
	December 31, 2018				September 30, 2018				December 31, 2018
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,820	$6		$5,826	$17,055	$26		$17,081	$22,875	$32		$22,907
Non-interest income	1,193	(64)		1,129	4,008	(514)		3,494	5,201	(578)		4,623
Total net revenue	7,013	(58)		6,955	21,063	(488)		20,575	28,076	(546)		27,530
Provision for credit losses	1,638	—		1,638	4,218	48		4,266	5,856	48		5,904
Non-interest expense	4,132	(34)		4,098	10,770	(248)		10,522	14,902	(282)		14,620
Income from continuing operations before income taxes	1,243	(24)		1,219	6,075	(288)		5,787	7,318	(312)		7,006
Income tax provision (benefit)	(21)	266		245	1,314	(121)		1,193	1,293	145		1,438
Income from continuing operations, net of tax	1,264	(290)		974	4,761	(167)		4,594	6,025	(457)		5,568
Income (loss) from discontinued operations, net of tax	(3)	—		(3)	(7)	—		(7)	(10)	—		(10)
Net income	1,261	(290)		971	4,754	(167)		4,587	6,015	(457)		5,558
Dividends and undistributed earnings allocated to participating securities(12)	(9)	2		(7)	(32)	1		(31)	(40)	3		(37)
Preferred stock dividends	(80)	—		(80)	(185)	—		(185)	(265)	—		(265)
Net income available to common stockholders	$1,172	$(288)		$884	$4,537	$(166)		$4,371	$5,710	$(454)		$5,256
Selected performance metrics:
Diluted EPS(12)	$2.48	$(0.61)		$1.87	$9.32	$(0.34)		$8.98	$11.82	$(0.94)		$10.88
Efficiency ratio	58.92%	—		58.92%	51.13%	1	bps	51.14%	53.08%	3	bps	53.11%
Operating efficiency ratio	47.07	(10	)bps	46.97	44.76	(15)		44.61	45.33	(12)		45.21

	Three Months Ended				Nine Months Ended				Year Ended
	December 31, 2017				September 30, 2017				December 31, 2017
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results
Selected income statement data:
Net interest income	$5,813	$11		$5,824	$16,647	$33		$16,680	$22,460	$44		$22,504
Non-interest income	1,200	9		1,209	3,577	37		3,614	4,777	46		4,823
Total net revenue	7,013	20		7,033	20,224	70		20,294	27,237	90		27,327
Provision for credit losses	1,926	—		1,926	5,625	(88)		5,537	7,551	(88)		7,463
Non-interest expense	3,779	(87)		3,692	10,415	(166)		10,249	14,194	(253)		13,941
Income from continuing operations before income taxes	1,308	107		1,415	4,184	324		4,508	5,492	431		5,923
Income tax provision	2,170	(1,742)		428	1,205	82		1,287	3,375	(1,660)		1,715
Income (loss) from continuing operations, net of tax	(862)	1,849		987	2,979	242		3,221	2,117	2,091		4,208
Income (loss) from discontinued operations, net of tax	(109)	—		(109)	(26)	—		(26)	(135)	—		(135)
Net income (loss)	(971)	1,849		878	2,953	242		3,195	1,982	2,091		4,073
Dividends and undistributed earnings allocated to participating securities(12)	(1)	(5)		(6)	(21)	—		(21)	(13)	(15)		(28)
Preferred stock dividends	(80)	—		(80)	(185)	—		(185)	(265)	—		(265)
Net income (loss) available to common stockholders	$(1,052)	$1,844		$792	$2,747	$242		$2,989	$1,704	$2,076		$3,780
Selected performance metrics:
Diluted EPS(12)	$(2.17)	$3.79		$1.62	$5.63	$0.49		$6.12	$3.49	$4.25		$7.74
Efficiency ratio	53.89%	(139	)bps	52.50%	51.50%	(100	)bps	50.50%	52.11%	(109	)bps	51.02%
Operating efficiency ratio	47.33	(138)		45.95	45.52	(98)		44.54	45.98	(108)		44.90

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018	2018	2018	2018	2017
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$51,668	$50,638	$49,926	$49,203	$48,730
Goodwill and intangible assets(13)	(14,941)	(14,945)	(15,013)	(15,063)	(15,106)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$32,367	$31,333	$30,553	$29,780	$29,264
Tangible Common Equity (Average)
Stockholders’ equity	$51,114	$50,768	$49,827	$49,031	$50,710
Goodwill and intangible assets(13)	(14,953)	(14,982)	(15,043)	(15,092)	(15,223)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$31,801	$31,426	$30,424	$29,579	$31,127
Tangible Assets (Period-End)
Total assets	$372,538	$362,909	$363,989	$362,857	$365,693
Goodwill and intangible assets(13)	(14,941)	(14,945)	(15,013)	(15,063)	(15,106)
Tangible assets	$357,597	$347,964	$348,976	$347,794	$350,587
Tangible Assets (Average)
Total assets	$365,243	$360,937	$363,929	$362,049	$363,045
Goodwill and intangible assets(13)	(14,953)	(14,982)	(15,043)	(15,092)	(15,223)
Tangible assets	$350,290	$345,955	$348,886	$346,957	$347,822
__________

(1)	Regulatory capital metrics and capital ratios as of December 31, 2018 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 80% for 2017 and 100% for 2018.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)	The adjustments in 2018 consist of:

	Three Months Ended	Nine Months Ended	Year Ended
(Dollars in millions)	December 31, 2018	September 30, 2018	December 31, 2018
Net gains on the sales of exited businesses	$(74)	$(541)	$(615)
Benefit as a result of tax methodology change on rewards costs	(284)	—	(284)
Legal reserve build	—	170	170
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	50	49	99
Restructuring charges	—	34	34
Total	(308)	(288)	(596)
Income tax provision	18	121	139
Net income	$(290)	$(167)	$(457)

(11)	The adjustments in 2017 consist of:

	Three Months Ended	Nine Months Ended	Year Ended
(Dollars in millions)	December 31, 2017	September 30, 2017	December 31, 2017
Impacts of the Tax Act	$1,769	—	$1,769
Restructuring charges	76	$108	184
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	31	99	130
Charges related to the Cabela’s acquisition	—	117	117
Total	1,876	324	2,200
Income tax benefit	(27)	(82)	(109)
Net income	$1,849	$242	$2,091

(12)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(13)	Includes impact of related deferred taxes.